UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Texas Community Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-254053	86-2760335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

215 West Broad Street, Mineola, Texas	75773
(Address of Principal Executive Offices)	(Zip Code)

(903) 569-2602

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On May 14, 2021, Texas Community Bancshares, Inc. (the “Company”), Mineola Community Mutual Holding Company (“Mineola Community MHC”), Mineola Community Financial Group, Inc., and Mineola Community Bank, S.S.B. (“Mineola Community Bank”) entered into an Agency Agreement with Performance Trust Capital Partners, LLC (“Performance Trust”). Performance Trust will assist, on a best efforts basis, in the marketing of the Company’s common stock during the Company’s stock offering in connection with Mineola Community MHC’s pending conversion from a mutual holding company to a stock holding company.

For its services in the subscription and community offering, Performance Trust will receive a management fee of $20,000 and a service fee equal to 1.0% of the aggregate purchase price of all shares of common stock sold in the subscription and community offering (other than shares contributed to the charitable foundation to be established by the Company and Mineola Community Bank, shares purchased by employee benefit plans of the Company or Mineola Community Bank, and shares purchased by directors, officers and employees of the Company or Mineola Community Bank and their immediate family members) upon closing of the stock offering. The management fee will be credited against the service fee due at closing. The Company will also reimburse Performance Trust for out-of-pocket expenses and legal expenses up to a maximum of $115,000.

In addition, Performance Trust will receive a fee of $20,000 for its services as stock information center manager, as well as a reimbursement for out-of-pocket expenses up to $15,000.

If the Company conducts a syndicated community offering, the Company will pay a fee equal to 5.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of common stock are being offered for sale pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-254053), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Agency Agreement dated May 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS COMMUNITY BANCSHARES, INC.

Date: May 19, 2021	By:	/s/ James H. Herlocker, III
James H. Herlocker, III
Chairman, President and Chief Executive Officer